                                                                     EXHIBIT 4.1

================================================================================














                               FORD MOTOR COMPANY,
                                                  Issuer

                                       and

                              JPMORGAN CHASE BANK,
                                                 Trustee

                                 ---------------

                                    INDENTURE

                          Dated as of
                                       ---------------

                            UNSECURED DEBT SECURITIES














================================================================================

                               FORD MOTOR COMPANY

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of December __, 2001

                            TRUST INDENTURE INDENTURE
                                 ACT SECTION                                      SECTION
                              ----------------                                --------------
                                ss. 310(a)(1)....................                    6.07
                                       (a)(2)....................                    6.07
                                       (b).......................                    6.08
                                ss. 312(c).......................                    7.01
                                ss. 314(a).......................                    7.03
                                       (c)(1)....................                    1.02
                                       (c)(2)....................                    1.02
                                       (e).......................                    1.02
                                ss. 315(b).......................                    6.01
                                ss. 316(a)(last sentence)........                    1.01 "Outstanding
                                       (a)(1)(A).................              5.02, 5.12
                                       (a)(1)(B).................                    5.13
                                       (b).......................                    5.08
                                ss. 317(a)(1)....................                    5.03
                                       (a)(2)....................                    5.04
                                ss. 318(a).......................                    17.04

------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS*


                                                                                                           PAGE
                                                                                                           ----
              PARTIES.................................................................................      1

              RECITALS OF THE COMPANY.................................................................      1

              PURPOSE OF INDENTURE....................................................................      1

                                                        ARTICLE ONE

                                  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

              SECTION 1.01.   Certain terms defined...................................................      1
                              Act.....................................................................      1
                              Affiliate; Control......................................................      2
                              Attributable Debt.......................................................      2
                              Authorized Newspaper....................................................      2
                              Board of Directors......................................................      2
                              Board Resolution........................................................      2
                                business day.........................................................       2
                              Commission..............................................................      2
                              Company.................................................................      3
                              Company Request; Company Order..........................................      3
                              Consolidated Net Tangible Automotive Assets.............................      3
                              Corporate Trust Office..................................................      3
                              Corporation.............................................................      3
                              Defaulted Interest......................................................      3
                              Depository..............................................................      3
                              Event of Default........................................................      3
                              Funded Debt.............................................................      4
                              Global Security.........................................................      4
                              Holder..................................................................      4
                              Indenture...............................................................      4
                              interest................................................................      4
                              Interest Payment Date...................................................      4
                              Manufacturing Subsidiary; subsidiary of the Company.....................      4
                              Maturity................................................................      5
                              National Bankruptcy Act.................................................      5
                              Officers' Certificate...................................................      5
                              Opinion of Counsel......................................................      5
                              Original Issue Discount Security........................................      5
                              Outstanding.............................................................      5
                              Paying Agent............................................................      6
                              Person..................................................................      6
                              Place of Payment........................................................      6
                              Predecessor Security....................................................      6
                              Principal Domestic Manufacturing Property...............................      6
                              Redemption Date.........................................................      7
                              Redemption Price........................................................      7
                              Regular Record Date.....................................................      7
                              Repayment Date..........................................................      7
                              Repayment Price.........................................................      7
                              Responsible Officer.....................................................      7
                              Securities..............................................................      7
                              Security Register; Security Registrar...................................      7
                              Senior Indebtedness.....................................................      7
                              Special Record Date.....................................................      8
                              Stated Maturity.........................................................      8
                              Trade Payables..........................................................      8
                              Trustee.................................................................      8
                              Trust Indenture Act of 1939 or TIA......................................      8
               SECTION 1.02.  Compliance Certificates and Opinions....................................      8
               SECTION 1.03.  Form of Documents Delivered to Trustee..................................      9
               SECTION 1.04.  Acts of Holders.........................................................      9
               SECTION 1.05.  Trust Indenture Act of 1939.............................................      9
               SECTION 1.06.  Effect of Headings and Table of Contents................................     10
               SECTION 1.07.  Separability Clause.....................................................     10
               SECTION 1.08.  Benefits of Indenture...................................................     10
               SECTION 1.09.  Legal Holidays..........................................................     10

------------
* The table of contents, consisting of pages i to iv, is not part of this Indenture.

                                                         ARTICLE TWO

                                                       SECURITY FORMS

              SECTION 2.01.   Forms Generally................................................................     10
              SECTION 2.02.   Form of Face of Security.......................................................     10
              SECTION 2.03.   Form of Reverse of Security....................................................     12
              SECTION 2.04.   Form of Trustee's Certificate of Authentication................................     15
              SECTION 2.05.   Securities Issuable in the Form of a Global Security...........................     16


                                                       ARTICLE THREE

                                                       THE SECURITIES


              SECTION 3.01.  Amount Unlimited; Issuable in Series............................................     16
              SECTION 3.02.  Denominations...................................................................     18
              SECTION 3.03.  Execution, Authentication, Delivery and Dating..................................     18
              SECTION 3.04.  Temporary Securities............................................................     19
              SECTION 3.05.  Registration; Registration of Transfer and Exchange.............................     20
              SECTION 3.06.  Mutilated, Destroyed, Lost or Stolen Securities.................................     21
              SECTION 3.07.  Payment of Interest; Interest Rights Preserved..................................     21
              SECTION 3.08.  Persons Deemed Owners...........................................................     22
              SECTION 3.09.  Cancellation....................................................................     22
              SECTION 3.10.  Computation of Interest.........................................................     22


                                                        ARTICLE FOUR

                                                 SATISFACTION AND DISCHARGE

              SECTION 4.01.  Satisfaction and Discharge of Indenture.........................................     22
              SECTION 4.02.  Application of Trust Money......................................................     23
              SECTION 4.03.  Repayment of Moneys Held by Paying Agent........................................     23
              SECTION 4.04.  Repayment of Moneys Held by Trustee.............................................     24


                                                        ARTICLE FIVE

                                                          REMEDIES

              SECTION 5.01.  Events of Default...............................................................     24
              SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment..............................     25
              SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee.................     26
              SECTION 5.04.  Trustee May File Proofs of Claim................................................     26
              SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities.....................     27
              SECTION 5.06.  Application of Money Collected..................................................     27
              SECTION 5.07.  Limitation on Suits.............................................................     27
              SECTION 5.08.  Unconditional Right of Holders to Receive Principal, Premium and Interest.......     28
              SECTION 5.09.  Restoration of Rights and Remedies..............................................     28
              SECTION 5.10.  Rights and Remedies Cumulative..................................................     28
              SECTION 5.11.  Delay or Omission Not Waiver....................................................     28
              SECTION 5.12.  Control by Holders..............................................................     28
              SECTION 5.13.  Waiver of Past Defaults.........................................................     28
              SECTION 5.14.  Undertaking for Costs...........................................................     29


                                                        ARTICLE SIX

                                                        THE TRUSTEE

              SECTION 6.01.   Notice of Defaults.............................................................     29
              SECTION 6.02.   Certain Rights of Trustee......................................................     29
              SECTION 6.03.   Trustee Not Responsible for Recitals in Indenture or in Securities.............     30
              SECTION 6.04.   May Hold Securities............................................................     30
              SECTION 6.05.   Money Held in Trust............................................................     30
              SECTION 6.06.   Compensation and Reimbursement.................................................     31
              SECTION 6.07.   Corporate Trustee Required; Eligibility........................................     31
              SECTION 6.08.   Resignation and Removal; Appointment of Successor..............................     31
              SECTION 6.09.   Acceptance of Appointment by Successor.........................................     32
              SECTION 6.10.   Merger, Conversion, Consolidation or Succession to Business....................     33

                                                       ARTICLE SEVEN

                                     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

              SECTION 7.01.   Disclosure of Names and Addresses of Holders...................................     33
              SECTION 7.02.   Reports by Trustee.............................................................     34
              SECTION 7.03.   Reports by Company.............................................................     34


                                                       ARTICLE EIGHT

                                         CONSOLIDATION, MERGER, SALE OR CONVEYANCE

              SECTION 8.01.   Consolidations and Mergers of Company and Conveyances Permitted Subject to
                              Certain Conditions.............................................................     34
              SECTION 8.02.   Rights and Duties of Successor Corporation.....................................     34
              SECTION 8.03.   Securities to be Secured in Certain Events.....................................     35
              SECTION 8.04.   Officers' Certificate and Opinion of Counsel...................................     35


                                                        ARTICLE NINE

                                                  SUPPLEMENTAL INDENTURES

              SECTION 9.01.  Supplemental Indentures Without Consent of Holders..............................     35
              SECTION 9.02.  Supplemental Indentures With Consent of Holders.................................     36
              SECTION 9.03.  Execution of Supplemental Indentures............................................     37
              SECTION 9.04.  Effect of Supplemental Indentures...............................................     37
              SECTION 9.05.  Reference in Securities to Supplemental Indentures..............................     37
              SECTION 9.06.  Effect on Senior Indebtedness...................................................     37


                                                        ARTICLE TEN

                                            PARTICULAR COVENANTS OF THE COMPANY

              SECTION 10.01.  Payment of Principal, Premium and Interest.....................................     37
              SECTION 10.02.  Maintenance of Office or Agency................................................     38
              SECTION 10.03.  Money for Securities Payments to be Held in Trust..............................     38
              SECTION 10.04.  Limitation on Liens............................................................     39
              SECTION 10.05.  Limitation on Sales and Leasebacks.............................................     39
              SECTION 10.06.  Statement by Officers as to Default............................................     40
              SECTION 10.07.  Further Instruments and Acts...................................................     40


                                                       ARTICLE ELEVEN

                                                  REDEMPTION OF SECURITIES

              SECTION 11.01.  Applicability of Article.......................................................     40
              SECTION 11.02.  Election to Redeem; Notice to Trustee..........................................     40
              SECTION 11.03.  Selection by Trustee of Securities to be Redeemed..............................     40
              SECTION 11.04.  Notice of Redemption...........................................................     41
              SECTION 11.05.  Deposit of Redemption Price....................................................     41
              SECTION 11.06.  Securities Payable on Redemption Date..........................................     41
              SECTION 11.07.  Securities Redeemed in Part....................................................     42


                                                       ARTICLE TWELVE

                                               REPAYMENT AT OPTION OF HOLDERS

              SECTION 12.01.  Applicability of Article.......................................................     42
              SECTION 12.02.  Repayment of Securities........................................................     42
              SECTION 12.03.  Exercise of Option.............................................................     42
              SECTION 12.04.  When Securities Presented for Repayment Become Due and Payable.................     42
              SECTION 12.05.  Securities Repaid in Part......................................................     43


                                                      ARTICLE THIRTEEN

                                                       SINKING FUNDS

              SECTION 13.01.   Applicability of Article......................................................     43
              SECTION 13.02.   Satisfaction of Sinking Fund Payments with Securities.........................     43

              SECTION 13.03.   Redemption of Securities for Sinking Fund.....................................     43


                                                      ARTICLE FOURTEEN

                                             DEFEASANCE AND COVENANT DEFEASANCE

              SECTION 14.01.  Applicability of Article; Company's Option to Effect Defeasance or Covenant
                              Defeasance.....................................................................     44
              SECTION 14.02.  Defeasance and Discharge.......................................................     44
              SECTION 14.03.  Covenant Defeasance............................................................     44
              SECTION 14.04.  Conditions to Defeasance or Covenant Defeasance................................     44
              SECTION 14.05.  Deposited Money and U.S. Government Obligations to be Held in Trust; Other
                              Miscellaneous Provisions.......................................................     46
              SECTION 14.06.  Reinstatement..................................................................     46


                                                      ARTICLE FIFTEEN

                                                SUBORDINATION OF SECURITIES

              SECTION 15.01.  Applicability of Article; Agreement to Subordinate.............................     47
              SECTION 15.02.  Rights of Holders of Senior Indebtedness.......................................     47
              SECTION 15.03.  Payments and Distributions.....................................................     47
              SECTION 15.04.  Payments by the Company........................................................     49
              SECTION 15.05.  Appointment of the Trustee by Holders..........................................     49
              SECTION 15.06.  Notice to Trustee..............................................................     49
              SECTION 15.07.  Rights of Trustee..............................................................     49
              SECTION 15.08.  Paying Agent...................................................................     49


                                                      ARTICLE SIXTEEN

                                          IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                             OFFICERS, DIRECTORS AND EMPLOYEES

              SECTION 16.01.  Exemption from Individual Liability............................................     50

                                                     ARTICLE SEVENTEEN

                                                  MISCELLANEOUS PROVISIONS

              SECTION 17.01.  Successors and Assigns of Company Bound by Indenture...........................     50
              SECTION 17.02.  Acts of Board, Committee or Officer of  Successor Corporation Valid............     50
              SECTION 17.03.  Required Notices or Demands....................................................     50
              SECTION 17.04.  Indenture and Securities to be Construed in Accordance with the Laws of the
                              State of New York..............................................................     51
              SECTION 17.05.  Indenture May be Executed in Counterparts......................................     51

              TESTIMONIUM....................................................................................     51

              SIGNATURES AND SEALS...........................................................................     51

              ACKNOWLEDGMENTS

                  INDENTURE, dated as of the ___ day of ____________ , among FORD MOTOR COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company") having its principal office at One American Road, Dearborn, Michigan 48126, and JPMorgan Chase Bank, a New York banking corporation, Trustee (hereinafter sometimes called the "Trustee").

                             RECITALS OF THE COMPANY

                  WHEREAS, for its lawful corporate purposes, the Company deems it necessary to issue its securities and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and senior or subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may be convertible into or exchangeable for any securities of any person (including the Company), to be issued in one or more series as in this Indenture provided;

                  WHEREAS, this Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of and govern indentures qualified under the Trust Indenture Act of 1939, as amended; and

                  WHEREAS, all things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed by the Company, and the execution of this Indenture has in all respects been duly authorized by the Company, and the Company, in the exercise of legal right and power in it vested, executes this Indenture.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Securities are made, executed, authenticated, issued and delivered, the Company and the Trustee covenant and agree with each other, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 1.01. Certain Terms Defined. The terms defined in this
Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

                  Certain terms, used principally in Article Six, are defined in that Article.

Act:

                  The term "Act", when used with respect to any Holder, shall have the meaning specified in Section 1.04.

Affiliate; Control:

                  The term "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

Attributable Debt:

                  The term "Attributable Debt" shall mean, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent (discounted from the respective due dates thereof at the rate of 9.5% per annum compounded annually) required to be paid by such person under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

Authorized Newspaper:

                  The term "Authorized Newspaper" shall mean a newspaper printed in the English language and customarily published at least once a day on each business day in each calendar week and of general circulation in the Borough of Manhattan, the City and State of New York, whether or not such newspaper is published on Saturdays, Sundays and legal holidays.

Board of Directors:

                  The term "Board of Directors" or "Board", when used with reference to the Company, shall mean the board of directors of the Company or any committee of such board duly authorized to act with respect hereto.

Board Resolution:

                  The term "Board Resolution", when used with reference to the Company, shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

business day:

                  The term "business day", when used with respect to any Place of Payment, shall mean any day which is not a Saturday or a Sunday or a day on which banking institutions in such Place of Payment are authorized or obligated by law or regulation to close.

Commission:

                  The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

Company:

                  The term "Company" shall mean Ford Motor Company, a Delaware corporation, and, subject to the provisions of Article Eight, shall also include its successors and assigns.

Company Request; Company Order:

                  The term "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by any two of its Chairman of the Board, its President, an Executive Vice President, a Group Vice President, a Vice President, its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary and delivered to the Trustee.

Consolidated Net Tangible Automotive Assets:

                  The term "Consolidated Net Tangible Automotive Assets" shall mean the sum of (i) the aggregate amount of the Company's automotive assets (less applicable reserves and other properly deductible items) after deducting therefrom (x) all current liabilities and (y) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, plus (ii) the Company's equity in the net assets of its financial services subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, in each case as set forth in the most recent financial statements of the Company and its consolidated subsidiaries which have been prepared in conformity with generally accepted accounting principles.

Corporate Trust Office:

                  The term "Corporate Trust Office" or other similar term shall mean the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Indenture is located at [450 West 33rd Street, 15th Floor, New York, New York 10001-2694,] Attention: Institutional Trust Services, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

corporation:

                  The term "corporation" includes corporations, associations, companies (including limited liability companies) and business trusts or any similar entity.

Defaulted Interest:

                  The term "Defaulted Interest" shall have the meaning specified in Section 3.07.

Depository:

                  The term "Depository" shall mean, with respect to Securities of any series for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either
Section 2.05 or 3.01.

Event of Default:

                  The term "Event of Default" shall have the meaning specified in Section 5.01.

Funded Debt:

                  The term "Funded Debt" shall mean all indebtedness for money borrowed having a maturity of more than 12 months from the date of the most recent balance sheet of the Company and its consolidated subsidiaries or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from the date of such balance sheet at the option of the borrower.

Global Security:

                  The term "Global Security" shall mean, with respect to any series of Securities, one or more Securities executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which (i) shall be registered in the name of the Depository or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of such of the Outstanding Securities of such series as shall be specified therein.

Holder:

                  The term "Holder" shall mean a Person in whose name a Security is registered in the Security Register.

Indenture:

                  The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which a Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by
Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

interest:

                  The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

Interest Payment Date:

                  The term "Interest Payment Date", when used with respect to any Security, shall mean the Stated Maturity of an instalment of interest on such Security.

Manufacturing Subsidiary; subsidiary of the Company:

                  The term "Manufacturing Subsidiary" shall mean a subsidiary of the Company which owns or leases a Principal Domestic Manufacturing Property.

                  The term "subsidiary of the Company" shall mean a corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company, or by the Company and one or more subsidiaries of the Company.

                  As used under this heading, the term "voting stock" means stock having ordinary voting power to elect a majority of the directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

Maturity:

                  The term "Maturity", when used with respect to any Security, shall mean the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

National Bankruptcy Act:

                  The term "National Bankruptcy Act" shall mean the Bankruptcy Act or title 11 of the United States Code.

Officers' Certificate:

                  The term "Officers' Certificate", when used with reference to the Company, shall mean a certificate signed by any two of the Chairman of the Board, the President, an Executive Vice President, a Group Vice President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee. Each such certificate shall include (except as otherwise provided in this Indenture) the statements provided for in Section 1.02, if and to the extent required by the provisions thereof.

Opinion of Counsel:

                  The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company (and who shall be reasonably acceptable to the Trustee), and delivered to the Trustee. Each such opinion shall include the statements provided for in Section 1.02, if and to the extent required by the provisions thereof.

Original Issue Discount Security:

                  The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

Outstanding:

                  The term "Outstanding", when used with respect to Securities, shall mean, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities or portions thereof for whose payment, redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture; and

                  (iv) Securities, except to the extent provided in Sections
         14.02 and 14.03, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;

provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding for the purposes of such determination, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

Paying Agent:

                  The term "Paying Agent" shall mean any Person authorized by the Company to pay the principal of (and premium, if any, on) or interest, if any, on any Securities on behalf of the Company.

Person:

                  The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

Place of Payment:

                  The term "Place of Payment", when used with respect to the Securities of any series, shall mean the place or places where the principal of (and premium, if any, on) and interest, if any, on the Securities of that series are payable, as specified as contemplated by Section 3.01.

Predecessor Security:

                  The term "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

Principal Domestic Manufacturing Property:

                  The term "Principal Domestic Manufacturing Property" shall mean any plant in the United States owned or leased by the Company or any subsidiary of the Company, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 0.5% of the Consolidated Net Tangible Automotive Assets and more than 75% of the total production measured by value (as determined by any two of the following: the Chairman of the Board of the Company, its President, any Executive Vice President of the Company, any Group Vice President of the Company, any Vice President of the Company, its Treasurer and its Controller) of which in the last fiscal year prior to said date (or such lesser period prior thereto as the plant shall have been in operation) consisted of one or more of the following: cars or trucks or related parts and accessories or materials for any of the foregoing. In the case of a plant not yet in operation or of a plant newly converted to the production of a different item or items, the total production of such plant and the composition of such production for purposes of this definition shall be deemed to be the Company's best estimate (determined as aforesaid) of what the actual total production of such plant and the composition of such production will be in the 12 months following the date as of which the determination is being made.

Redemption Date:

                  The term "Redemption Date" shall mean, when used with respect to any Security to be redeemed, in whole or in part, the date fixed for such redemption by or pursuant to this Indenture.

Redemption Price:

                  The term "Redemption Price" shall mean, when used with respect to any Security to be redeemed, the price at which it is to be redeemed by or pursuant to this Indenture.

Regular Record Date:

                  The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series shall mean the date specified for that purpose as contemplated by Section 3.01.

Repayment Date:

                  The term "Repayment Date" shall mean, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

Repayment Price:

                  The term "Repayment Price" shall mean, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

Responsible Officer:

                  The term "Responsible Officer" when used with respect to the Trustee shall mean any officer within the Trustee's corporate trust department (or any successor group) including without limitation any, any vice president, any assistant vice president, any assistant secretary, any trust officer, any assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

Securities:

                  The term "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the series as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

Security Register; Security Registrar:

                  The terms "Security Register" and "Security Registrar" shall have the respective meanings set forth in Section 3.05.

Senior Indebtedness:

                  The term "Senior Indebtedness" shall mean (a) the principal of and premium, if any, and interest on all indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, (i) for money borrowed by the Company, (ii) for money borrowed by, or obligations of, others and either assumed or guaranteed, directly or indirectly, by the Company, (iii) in respect of letters of credit and acceptances issued or made by banks, or (iv) constituting purchase money indebtedness, (b) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness and (c) all other general unsecured obligations, including without limitation, trade payables. As used in the preceding sentence the term "purchase money indebtedness" means indebtedness, the proceeds of which are used, directly or indirectly, to purchase property or which is evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise. Notwithstanding anything to the contrary in this Indenture or the Securities, Senior Indebtedness shall not include any indebtedness of the Company which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the Subordinated Securities, as the case may be.

Special Record Date:

                  The term "Special Record Date" for the payment of any Defaulted Interest shall mean a date fixed by the Trustee pursuant to Section 3.07.

Stated Maturity:

                  The term "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

Subordinated Securities:

                  The term "Subordinated Securities" shall have the meaning set forth in Section 15.01.

Trustee:

                  The term "Trustee" shall mean JPMorgan Chase Bank and, subject to the provisions of Article Six, shall also include its successors and assigns, and, if at any time there is more than one Person acting as Trustee hereunder, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

Trust Indenture Act of 1939 or TIA:

                  The term "Trust Indenture Act of 1939" or "TIA" (except as herein otherwise expressly provided) shall mean the Trust Indenture Act of 1939, as amended, as in force at the date of this Indenture as originally executed.

                  SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than pursuant to section 10.06, shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Trust Indenture Act of 1939. This Indenture is subject to, and shall be governed by, the provisions of the TIA required or deemed to be part of and govern indentures qualified under the TIA.

                  SECTION 1.06. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.07. Separability Clause. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.08. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.09. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a business day at any Place of Payment, then payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding business day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 SECURITY FORMS

                  SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (but that does not affect or change the rights, duties or responsibilities of the Trustee), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form or forms of Securities of any series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

                  SECTION 2.02. Form of Face of Security. [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS % OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS , 20 [, -- AND] THE YIELD TO MATURITY IS ____ %. [THE METHOD USED TO DETERMINE THE YIELD IS _______________ AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF ____________, 20__ TO __________, 20__ is _____% OF
THE PRINCIPAL AMOUNT OF THIS SECURITY.]]

                               FORD MOTOR COMPANY
               _____% [NOTE] [DEBENTURE] DUE ____________________

                              ____________________
                                                     [CUSIP No. _______________]

$
                                                                             No.

         FORD MOTOR COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                   , or registered assigns, the principal sum of      Dollars on
[If the Security is to bear interest prior to Maturity, insert--, and to pay
interest thereon from     or from the most recent Interest Payment Date to which
interest has been paid or duly provided for,      semi-annually on    and     in
each year, commencing , at the rate of    % per annum, until the principal
hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally enforceable) at
the rate of      % per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest, which shall be the      or       (whether or not
a business day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repayment at the option of the Holder or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of
        % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear
interest at the rate of            % per annum (to the extent that the payment
of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

                  Payment of the principal of (and premium, if any, on) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; and in immediately available funds] [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register] [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by wire transfer [of immediately available funds] to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed by its Chairman of the Board, or its President, or one of its Executive Vice Presidents, or one of its Group Vice Presidents, or one of its Vice Presidents, and by its Treasurer or one of its Assistant Treasurers, or its Secretary or one of its Assistant Secretaries, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated:

[CORPORATE SEAL]

                                             FORD MOTOR COMPANY

                                             By________________________________

                                             By________________________________

Attest:

______________________________


                  SECTION 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December ___, 2001 (herein called the "Indenture"), between the Company and JPMorgan Chase Bank, Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal
amount to $      ].

                  [If applicable, insert--The securities of this series are not subject to redemption.]

                  [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if
applicable, insert--(1) on       in any year commencing with the year and ending
with the year at a Redemption Price equal to     % of the principal amount, and
(2)] at any time [on or after 20 ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before , %, and if redeemed] during the
12-month period beginning       of the years indicated,

                                 Redemption                                      Redemption
         Year                       Price                    Year                   Price
         ----                       -----                    ----                   ------







and thereafter at a Redemption Price equal to         % of the principal amount,
together in the case of any such redemption with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
in any year commencing with the year      and ending with the year through
operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or
after          ], as a whole or in part, at the election of the Company, at the
Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table
below: If redeemed during the 12-month period beginning     of the years
indicated,

                                             Redemption Price
                                              For Redemption                             Redemption Price For
                                            Through Operation                            Redemption Otherwise
                                                  of the                                Than Through Operation
         Year                                  Sinking Fund                               of the Sinking Fund
         ----                               -----------------------                   --------------------------





and thereafter at a Redemption Price equal to         % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [Notwithstanding the foregoing, the Company may not, prior to , redeem any Securities of this series as contemplated by [Clause (2)
of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

                  [The sinking fund for this series provides for the redemption
on         in each year beginning with the      year and ending with the
         year      of [not less than] $     ["mandatory sinking fund")] and not
more than aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [describe order] order in which they become due.]]

                  In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  [If applicable, insert--The Securities of this series are subject to the [defeasance] [covenant defeasance] [defeasance and covenant defeasance] provisions set forth in Article Fourteen of the Indenture.]

                  [If applicable, insert--The Securities of this series are subject to repayment in whole [or in part] [but not in part], in integral
multiples of $          ,       on      [and     ] at the option of the Holder
hereof at a Repayment Price equal to        % of the principal amount thereof
[to be repaid], together with interest thereon accrued to the Repayment Date, all as provided in the Indenture[; provided, however, that the principal amount of this Security may not be repaid in part if following such repayment, the
unpaid principal amount of this Security would be less than [$       ] [the
minimum authorized denomination for

Securities of this series]]. To be repaid at the option of the Holder, this Security, with the "Option to Elect Repayment" form duly completed by the Holder hereof, must be received by the Company at its office or agency maintained for that purpose in the Borough of Manhattan, the City and State of New York, not earlier than 30 days nor later than 15 days prior to the Repayment Date. Exercise of such option by the Holder of this Security shall be irrevocable unless waived by the Company. [In the event of repayment of this Security at the option of the Holder in part only, a new Security or Securities of this series for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.]]

                  [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the amount of principal of (and premium, if any, on) and interest, if any, on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any, on) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered
form without coupons in denominations of $        and any integral multiple
thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of different authorized denominations as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[If applicable, insert--

                            OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably requests and instructs the Company to repay the within Security [or the portion thereof specified below)], pursuant to its terms, on the "Repayment Date" first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to ___% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (Please Print or Type Name and Address of the Undersigned.)

                  For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received not earlier than 30 days prior to the Repayment Date and not later than 15 days prior to the Repayment Date by the Company at its office or agency in the Borough of Manhattan, the City and State of New York.

                  [If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $ or
an integral multiple thereof) which is to be repaid: $         . The principal
amount of this Security may not be repaid in part if, following such repayment,
the unpaid principal amount of this Security would be less than [$       ] [the
minimum authorized denomination for Securities of this series].]

                  [If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be
issued for the unpaid amount ($          or any integral multiple of
$           ): $          .]

Dated:

                                                    ----------------------------
                                                    Note: The signature to this
                                                    Option to Elect Repayment
                                                    must correspond with the
                                                    name as written upon the
                                                    face of the within Security
                                                    in every particular without
                                                    alterations or enlargement
                                                    or any change whatsoever.]


                  SECTION 2.04. Form of Trustee's Certificate of Authentication. This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               JPMORGAN CHASE BANK,
                                                     as Trustee

                                               By _____________________________
                                                        Authorized Signatory

                  SECTION 2.05. Securities Issuable in the Form of a Global Security. (a) If the Company shall establish pursuant to Section 3.01 that the Securities of a particular series are to be issued as a Global Security, then, notwithstanding clause (8) of Section 3.01, the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, the Global Security, which
(i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of such of the Outstanding Securities of such series as shall be specified therein, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.05 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

                  (b) Notwithstanding any other provision of this Section 2.05 or of Section 3.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

                  (c) If at any time the Depository for a series of Securities notifies the Company that it is unwilling or unable to continue as Depository for such series or if at any time the Depository for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.05 shall no longer be applicable to the Securities of such series and the Company will execute, and upon receipt of a Company Order the Trustee will authenticate and deliver, Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series, in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.05 shall no longer apply to the Securities of such series. In such event the Company will execute and upon receipt of a Company Order the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series, in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                                  ARTICLE THREE

                                 THE SECURITIES

                  SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is not limited. The Securities may be subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolutions of the Company and set forth in Officers' Certificates of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following as applicable (each of which (except for the matters set forth in clauses (1) and (2) below), if so provided in the Officers' Certificate or supplemental indenture establishing the terms of such series of Securities, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

                  (1) the form and title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities) and whether such Securities are senior or subordinated;

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 3.04, 3.05, 3.06, 9.05, 11.07 or 12.05);

                  (3) the date or dates on which the principal of the Securities of the series is payable or the manner in which such dates are determined;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the manner in which such rates are determined, the date or dates from which such interest shall accrue, or the manner in which such dates are determined, the Interest Payment Dates on which such interest shall be payable, the right if any of the Company to defer or extend an Interest Payment Date, and the Regular Record Dates, if any, for the interest payable on any Interest Payment Date or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

                  (5) the place or places where the principal of (and premium, if any, on) and any interest, if any, on Securities of the series shall be payable, where the Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 17.03, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

                  (7) the obligation or right, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the Trustee, the identity of the Security Registrar and/or Paying Agent;

                  (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the method by which such portion shall be determined;

                  (11) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit in which payment of the principal of (and premium, if any, on) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto;

                  (12) whether the amount of payment of principal of (and premium, if any, on) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, commodities, equity indices, or other indices), and the manner in which such amounts shall be determined;

                  (13) whether the principal of (and premium, if any, on) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency or currency unit other than that in which the Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the time and manner of determining the exchange rate between the currency in which such Securities are denominated or stated to be payable and the currency in which such Securities are to be so payable;

                  (14) whether the Securities of the series are issuable as a Global Security and, in such case, the identity of the Depository for such series;

                  (15) the forms of the Securities of that series (if other than the form set forth in Article Two);

                  (16) any provisions in modification of, in addition to or in lieu of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

                  (17) if the Securities of the series are to issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                  (18) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable;

                  (19) whether the Securities of such series are subject to subordination and any modification of, addition to or provision in lieu of any of the provisions of Article Fifteen; and

                  (20) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, such Board Resolution and the Officers' Certificate setting forth the terms of the series shall be delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of Securities of such series.

                  SECTION 3.02. Denominations. The Securities of each series shall be issuable in definitive registered form without coupons and, except for any Global Security, in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series, other than a Global Security, shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be signed on behalf of the Company by its Chairman of the Board, its President, one of its Executive Vice Presidents, one of its Group Vice Presidents, or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries, under its corporate seal reproduced thereon. Such signatures upon the Securities may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time they signed such Securities the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 315) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that the form or forms and terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (b) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when completed by appropriate insertions and executed by the Company and delivered to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities; and

                  (c) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

                  If not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion with appropriate modifications shall be delivered at or before the time of issuance of the first Security of such series.

                  The Trustee shall not be required to authenticate and deliver any such Securities if the Trustee, being advised by counsel, determines that such action (i) may not lawfully be taken or (ii) would expose the Trustee to personal liability.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine (but that does not affect or change the rights, duties or responsibilities of the Trustee), as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as the definitive Securities of such series.

                  SECTION 3.05. Registration; Registration of Transfer and Exchange. The Company shall cause to be kept at the office or agency of the Company maintained pursuant to Section 10.02 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall, subject to the provisions of Section 2.05, provide for the registration of Securities and transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Subject to the provisions of Section 2.05, upon surrender for registration of transfer of any definitive Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new definitive Securities of the same series of any authorized denominations and of a like aggregate principal amount.

                  Subject to the provisions of Section 2.05, at the option of the Holder, definitive Securities of any series may be exchanged for other definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the definitive Securities to be exchanged at such office or agency. Whenever any definitive Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the definitive Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.03 and ending at the close of business on the day of the mailing of notice of redemption, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or
(iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding, or, in case any such mutilated Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding or, in case any such destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each instalment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.08, to the address of such Person as it appears on the Security Register or by wire transfer to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register.

                  Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 3.07) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption, repayment at the option of the Holder, conversion, exchange, registration of transfer, conversion or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee may be destroyed by it and, if so destroyed, the Trustee shall deliver its certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

                  SECTION 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, any interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i)   have become due and payable, or

                                    (ii)  will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.06 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

                  SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as a Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent (other than the

Trustee, if the Trustee be a Paying Agent) under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 4.04. Repayment of Moneys Held by Trustee. Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of any series and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of (or premium, if any, on) or interest, if any, on such Security shall have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to each such Holder or published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company. It shall not be necessary for more than one such publication to be made in the same newspaper.

                                  ARTICLE FIVE

                                    REMEDIES

                  SECTION 5.01. Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, shall mean any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, and continuance of such default for five business days; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for five business days; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under the National Bankruptcy Act or any other similar Federal or State law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under the National Bankruptcy Act or any other similar Federal or State law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under the National Bankruptcy Act or any other similar Federal or State law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due; or

                  (7) any other Event of Default provided with respect to Securities of that series.

                  SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may waive all defaults and rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) and
                  any sinking fund payments with respect to any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  enforceable under applicable law, interest upon overdue interest to the date of such payment or deposit at the rate or rates prescribed therefor in such Securities or, if no such rate or rates are so prescribed, at the rate borne by the Securities during the period of such default, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such waiver or rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that (1) in case default shall be made in the payment of any instalment of interest on any Security of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (and premium, if any, on) any Security of any series on its Maturity or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, if any, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue instalments of interest at the rate borne by the Securities during the period of such default; and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

                  In case the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities of such series and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities of such series wherever situated the moneys adjudged or decreed to be payable.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest, shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money or property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.06;

                  SECOND: Subject to the terms of Article 15, if applicable, to the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest, if any, on the Securities in respect of which or for the benefit of which such money or property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  SECTION 5.07. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.12 during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable and common benefit of all of such Holders.

                  SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 3.07) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment at the option of the Holder, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

                  (3) such direction is not unduly prejudicial to the rights of Holders not taking part in such direction, and

                  (4) such direction would not involve the Trustee in personal liability.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE SIX

                                   THE TRUSTEE

                  SECTION 6.01. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided further that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default (not including periods of grace, if any) with respect to Securities of such series.

                  SECTION 6.02. Certain Rights of Trustee. Subject to the provisions of TIA Section 315(a) through 315(d):

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proven or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel, and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) except during the continuance of an Event of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 6.03. Trustee Not Responsible for Recitals in Indenture or in Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.04. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.05. Money Held in Trust. Subject to the provisions of Section 4.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall pay such interest on any moneys received by it hereunder as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the receipt of a Company Order with respect thereto.

                  SECTION 6.06. Compensation and Reimbursement. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall agree in writing for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to a lien in favor of the Holders, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section shall not be subordinated to the payment of Senior Indebtedness pursuant to Article Fifteen and shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee, as such, except funds held in trust for the payment of principal of (or premium, if any, on) or interest, if any, on particular Securities.

                  SECTION 6.07. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $5,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in Section 6.08.

                  SECTION 6.08. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.09.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and by mailing notice thereof to the Holders of Securities of such one or more series, as their names and addresses appear in the Security Register. If the instrument of acceptance by a successor Trustee required by Section 6.09 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such one or more series, or any Holder who has been a bona fide holder of a Security or Securities of such one or more series for at least six months may, subject to the provisions of Section 5.14, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (c) The Trustee may be removed and a successor Trustee appointed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee so removed, to the successor Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.07 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company by a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, one copy of which Board Resolution shall be delivered to the Trustee so removed and one copy to the successor Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.09. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.09, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.09, any Holder who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  SECTION 6.09. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to Section 6.06, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  (e) Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of the Securities of one or more or all series, as the case may be, to which the appointment of such successor Trustee relates as their names and addresses appear on the Security Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

                  SECTION 6.10. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE
                                   AND COMPANY

                  SECTION 7.01. Disclosure of Names and Addresses of Holders. Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Security Registrar nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                  SECTION 7.02. Reports by Trustee. On or before July 15, 2002, and on or before July 15 in every year thereafter, so long as required by TIA
Section 313(a), and so long as any Securities are Outstanding hereunder, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), and to the Company a brief report, dated as of the preceding May 15 and required by TIA Section 313(a).

                  SECTION 7.03. Reports by Company. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Company covenants and agrees to transmit to the Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  SECTION 8.01. Consolidations and Mergers of Company and Conveyances Permitted Subject to Certain Conditions. The Company may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into any other corporation; provided, however, that in any such case, (i) the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Company, by an indenture supplemental hereto satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) such successor corporation shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition; provided, however, that the provisions of clause (i) of this Subsection shall not be applicable if the Company shall consolidate with or merge into a direct or indirect majority-owned subsidiary of the Company, and the Company shall be the surviving corporation.

                  SECTION 8.02. Rights and Duties of Successor Corporation. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company, and the predecessor corporation shall be relieved of any further obligation under this Indenture. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                  SECTION 8.03. Securities to be Secured in Certain Events. If, upon any such consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation, any Principal Domestic Manufacturing Property of the Company or any Manufacturing Subsidiary or any shares of stock or Debt of any Manufacturing Subsidiary would thereupon become subject to any Mortgage (as defined in Section 10.04) securing any Debt (as defined in Section 10.04), then unless the Company could create such Mortgage pursuant to Section 10.04 without equally and ratably securing the Securities, the Company, prior to or at the time of such consolidation, merger, sale or conveyance, will cause the Securities to be secured equally and ratably with (or prior to) the Debt secured by such Mortgage.

                  SECTION 8.04. Officers' Certificate and Opinion of Counsel. The Trustee, subject to the provisions of Section 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eight.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. The Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                  (1) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eight hereof; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in (i) bearer form, registrable or not registrable as to principal, and/or (ii) coupon form, registrable or not registrable as to principal, and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form; or

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to secure the Securities pursuant to the requirements of
         Section 8.03 or 10.04 or otherwise; or

                  (7) to establish the form or terms of Securities of any series thereof as permitted by Sections 2.01 and 3.01; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.09(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make such other provisions with respect to matters or questions arising under this Indenture, provided that such other provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01, 14.02 and 14.03; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder.

                  Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Outstanding Securities, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.02. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of the principal of (or premium, if any, on), or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), without the consent of the Holder of each Outstanding

Security so affected, or (ii) reduce the aforesaid percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, without the consent of the Holders of all the Outstanding Securities of such series.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  Upon the request of the Company accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.05. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                  SECTION 9.06. Effect on Senior Indebtedness. No supplemental indenture shall adversely affect the rights of any holder of Senior Indebtedness under Article Fifteen without the consent of such holder.

                                   ARTICLE TEN

                       PARTICULAR COVENANTS OF THE COMPANY

                  SECTION 10.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (and premium, if any, on) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture. Each installment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the

Person entitled thereto pursuant to Section 3.07, to the address of such Person as it appears on the Security Register or by wire transfer to an account of the Person entitled thereto as such account shall be provided to the Security Registrar and shall appear on the Security Register. At the option of the Company, all payments of principal may be paid by official bank check to the registered Holder of the Security or other person entitled thereto against surrender of such Security.

                  SECTION 10.02. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give notice to the Trustee of the location, and any change in the location, of each such office or agency. In case the Company shall fail to maintain any such required office or agency or shall fail to give notice of the location or of any change thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust office of the Trustee. The Company hereby initially appoints the Trustee as its office or agency for each of said purposes.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.03. Money for Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (or premium, if any, on) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action or the failure by any other obligor on the Securities to make any payment of the principal of or interest on the Securities when the same shall be due and payable.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (or premium, if any, on) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (or premium, if any, on) or interest on Securities of that series (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the Persons entitled thereto;

                  (2) give the Trustee notice of any failure by the Company (or any other obligor upon the Securities of that series) to make any payment of principal of (or premium, if any, on) or interest on the Securities of that series when the same shall be due and payable; and

                  (3) at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining satisfaction and discharge of this Indenture, or for any other reason, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  SECTION 10.04. Limitation on Liens. The Company will not itself, and will not permit any Manufacturing Subsidiary to, incur, issue, assume, guarantee or suffer to exist any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Article called "Debt"), secured by a pledge of, or mortgage or lien on, any Principal Domestic Manufacturing Property of the Company or any Manufacturing Subsidiary, or any shares of stock of or Debt of any Manufacturing Subsidiary (mortgages, pledges and liens being hereinafter in this Article called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Manufacturing Subsidiary then existing or thereafter created ranking equally with the Securities) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt so secured plus all Attributable Debt of the Company and its Manufacturing Subsidiaries in respect of sale and leaseback transactions (as defined in Section 10.05) would not exceed 5% of Consolidated Net Tangible Automotive Assets; provided, however, that this Section shall not apply to Debt secured by:

                  (1) Mortgages on property of, or on any shares of stock or of Debt of, any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

                  (2) Mortgages in favor of the Company or any Manufacturing Subsidiary;

                  (3) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

                  (4) Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within 60 days after, the acquisition of such property or shares of Debt for the purpose of financing all or any part of the purchase price thereof; and

                  (5) any extension, renewal or replacement (or successive extensions renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (4), inclusive; provided that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

                  SECTION 10.05. Limitation on Sales and Leasebacks. The Company will not itself, and it will not permit any Manufacturing Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Manufacturing Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or a Manufacturing Subsidiary for a period, including renewals, in excess of three years of any Principal Domestic Manufacturing Property which has been or is to be sold or transferred by the Company or such Manufacturing Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Domestic Manufacturing Property (herein referred to as a "sale and leaseback transaction") unless either:

                  (1) the Company or such Manufacturing Subsidiary could create Debt secured by a Mortgage pursuant to Section 10.04 on the Principal Domestic Manufacturing Property to be leased in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the Securities; or

                  (2) the Company, within 120 days after the sale or transfer shall have been made by the Company or by a Manufacturing Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Domestic Manufacturing Property leased pursuant to such arrangement or (ii) the fair market value of the Principal Domestic Manufacturing Property so leased at the time of entering into such arrangement (as determined by any two of the following: the Chairman of the Board of the Company, its President, any Executive Vice President of the Company, any Vice President of the Company, its Treasurer and its Controller) to the retirement of Funded Debt of the Company; provide, however, that the amount to be applied to the retirement of Funded Debt of the Company shall be reduced by (a) the principal amount of any Securities delivered within 120 days after such sale to the Trustee for retirement and cancellation and (b) the principal amount of Funded Debt, other than Securities, voluntarily retired by the Company within 120 days after such sale. Notwithstanding the foregoing, no retirement referred to in this clause (2) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

                  SECTION 10.06. Statement by Officers as to Default. The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year (which at the date hereof is December
31) of the Company ending after the date hereof, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Company's compliance with all conditions and covenants hereof, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which he may have knowledge. For purposes of this Section 10.06 such compliance shall be determined without regard to any period of grace or requirement of notice hereunder.

                  SECTION 10.07. Further Instruments and Acts. The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                  SECTION 11.01. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

                  SECTION 11.02. Election to Redeem; Notice to Trustee. The right of the Company to elect to redeem any Securities of any series shall be set forth in the terms of such Securities of such series established in accordance with Section 3.01. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 11.03. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Opinion of Counsel and an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.03. Selection by Trustee of Securities to be Redeemed. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such series not previously called for redemption, by such method as may be specified by the terms of such Securities or, if no such method is so specified, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of such Security not redeemed to less than the minimum authorized denomination for Securities of that series.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 11.04. Notice of Redemption. Notice of redemption shall be given by the Company or, at the Company's request, by the Trustee to the Holders of the Securities to be redeemed, by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  SECTION 11.05. Deposit of Redemption Price. On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 11.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender therefor, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 11.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefore (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to, the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                         REPAYMENT AT OPTION OF HOLDERS

                  SECTION 12.01. Applicability of Article. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

                  SECTION 12.02. Repayment of Securities. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. The Company covenants that on or before the Repayment Date the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

                  SECTION 12.03. Exercise of Option. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder, must be received by the Company at the Place of Payment therefore specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 30 days nor later than 15 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

                  SECTION 12.04. When Securities Presented for Repayment Become Due and Payable. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) interest on such Securities or the portions thereof, as the case may be, shall cease to accrue.

                  SECTION 12.05. Securities Repaid in Part. Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

                  SECTION 13.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section
3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities. The Company may (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company and (2) receive credit for Securities of a series which have been previously delivered to the Trustee by the Company or for Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 13.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to
Section 13.02 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 13.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                  Not more than 60 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                  Prior to any sinking fund payment date, the Company shall pay to the Trustee in cash a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 13.03.


                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 14.01. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, defeasance of the Securities of a series under Section 14.02, or covenant defeasance of a series under Section 14.03 shall be made in accordance with the terms of such Securities and in accordance with this Article.

                  SECTION 14.02. Defeasance and Discharge. Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section
14.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 2.05, 3.05, 3.06, 10.02 and 10.03, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 14.02 notwithstanding the prior exercise of its option under Section 14.03 with respect to the Securities of such series.

                  SECTION 14.03. Covenant Defeasance. Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 8.03, 10.04 and 10.05, and, if specified pursuant to Section 3.01, the Company shall be released from its obligations under any other covenant, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 8.03, 10.04 or 10.05, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under subsection 5.01(4) or subsection 5.01(7) of this Indenture, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 14.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either
Section 14.02 or Section 14.03 to the Outstanding Securities of such series:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.07 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installments of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in the Trust Indenture Act with respect to any securities of the Company.

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 14.02, the company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of the first issuance by the Company of Securities pursuant to this instrument, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (7) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.02 or the covenant defeasance under Section 14.03 (as the case may be) have been complied with.

                  SECTION 14.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 14.04 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

                  Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company, from time to time upon Company Request, any money or U.S. Government Obligations held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent "defeasance" or "covenant defeasance".

                  SECTION 14.06. Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 14.05 with respect to the Securities of any series by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred with respect to the Securities of such series pursuant to Section 14.04 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 14.05.




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


                                 ARTICLE FIFTEEN

                           SUBORDINATION OF SECURITIES

                  SECTION 15.01. Applicability of Article; Agreement to Subordinate. In the event a series of Securities is designated as subordinated pursuant to Section 3.01 ("Subordinated Securities") and except as otherwise provided in a supplemental indenture or pursuant to Section 3.01, the Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Subordinated Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Subordinated Securities is hereby expressly subordinated, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

                  SECTION 15.02. Rights of Holders of Senior Indebtedness. (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Indebtedness shall be entitled to receive payment in full of the principal and premium, if any, thereof and interest due thereon (including without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post petition interest in any such proceedings) in money before the Holders of Subordinated Securities are entitled to receive any payment on account of the principal of, premium, if any, or interest on the indebtedness evidenced by the Subordinated Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in connection with any such proceedings or sale in respect of the principal of, premium, if any, or interest on the Subordinated Securities other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Fifteen with respect to the Subordinated Securities, to the payment of all indebtedness of the nature of Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment;

         (b) In the event and during the continuation of any default in payment of any Senior Indebtedness or if any event of default, as therein defined, shall exist and all grace periods with respect thereto shall have expired, under any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued, no payment of the principal of, premium if any, or interest on the Subordinated Securities shall be made and the Company covenants that it will, upon ascertaining any such default or event of default, provide written notice to the Trustee of such default or event of default;

         (c) In the event that the Subordinated Securities of any series are declared due and payable before their expressed maturity because of the occurrence of an Event of Default (under circumstances when the provisions of subsection (a) of this Section 15.02 shall not be applicable), the holders of all Senior Indebtedness shall be entitled to receive payment in full in money of such Senior Indebtedness before such Holders of Subordinated Securities are entitled to receive any payment on account of the principal of or interest on the Subordinated Securities; and

         (d) No holder of Senior Indebtedness shall be prejudiced in his right to enforce subordination of the Subordinated Securities by any act or failure to act on the part of the Company.

                  SECTION 15.03. Payments and Distributions. In the event that, notwithstanding the provisions of Section 15.02, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Fifteen with respect to the Subordinated Securities, to the payment of all indebtedness of the nature of Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment) shall be received by the Holders of Subordinated Securities or by the Trustee for their benefit in connection with any proceedings or sale referred to in subsection (a) of Section 15.02 before all Senior Indebtedness is paid in full in money, such payment or distribution shall be paid over to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company, if any, otherwise such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in money, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  From and after the payment in full in money of all Senior Indebtedness, the Holders of Subordinated Securities (together with the holders of any other indebtedness of the Company which is subordinate in right of payment to the payment in full of all Senior Indebtedness, which is not subordinate in right of payment to the Subordinated Securities and which by its terms grants such right of subrogation to the holder thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets or securities of the Company applicable to the Senior Indebtedness until the Subordinated Securities shall be paid in full, and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of assets or securities, which otherwise would have been payable or distributable to Holders of Subordinated Securities, shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Fifteen are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand, and nothing contained in this Article Fifteen or elsewhere in this Indenture or in the Subordinated Securities is intended to or shall impair as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of Subordinated Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of Subordinated Securities the principal of and interest on the Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of Subordinated Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Subordinated Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture subject to the rights of the holders of Senior Indebtedness, under Section 15.02, to receive cash, property or securities of the Company otherwise payable or deliverable to the Holders of the Subordinated Securities.

                  Upon any distribution or payment in connection with any proceedings or sale referred to in subsection (a) of Section 15.02, the Trustee, subject as between the Trustee and the Holders of Subordinated Securities to the provisions of Section 1.04 hereof, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution or payment to the Trustee, the amount of such Senior Indebtedness or the amount payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 15.03, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 15.03, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                  The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall in good faith pay over or distribute to Holders of Subordinated Securities or the Company or any other person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of Article Fifteen of this Indenture or otherwise.

                  SECTION 15.04. Payments by the Company. Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in any of the Subordinated Securities, shall prevent at any time, (a) the Company from making payments at any time of principal of or interest on the Subordinated Securities, except under the conditions described in Section 15.02 or during the pendency of any proceedings or sale therein referred to, provided, however, that payments of principal of, premium, if any, or interest on the Subordinated Securities shall only be made by the Company within three business days of the due dates for such payments or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest on the Subordinated Securities, if at the time of such deposit the Trustee did not have written notice in accordance with Section 15.06 of any event prohibiting the making of such deposit by the Company or if in the event of redemption, the Trustee did not have such written notice prior to the time that the notice of redemption pursuant to Section 11.04 was given (which notice of redemption shall in no event be given more than 60 days prior to the date fixed for redemption).

                  SECTION 15.05. Appointment of the Trustee by Holders. Each Holder by his acceptance of a Subordinated Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article Fifteen and appoints the Trustee as attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of such Holder's Subordinated Securities in the form required in said proceedings and cause said claim to be approved.

                  SECTION 15.06. Notice to Trustee. Notwithstanding the provisions of this Article Fifteen or any other provisions of this Indenture, the Trustee shall not be charged with the knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from the holder of, or the representative of any class of, Senior Indebtedness, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such representative; provided, however, that if at least three business days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the cash amount payable at maturity or interest on any Subordinated Security) the Trustee shall not have received with respect to such monies the notice provided for in this Section 15.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such three business days prior to such date.

                  SECTION 15.07. Rights of Trustee. The Trustee shall be entitled to all the rights set forth in this Article Fifteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness.

                  SECTION 15.08. Paying Agent. In case at any time any paying agent other than the Trustee shall be appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fifteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article Fifteen in place of the Trustee.

                                 ARTICLE SIXTEEN

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,
                             DIRECTORS AND EMPLOYEES

                  SECTION 16.01. Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

                  SECTION 17.01. Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its respective successors and assigns, whether so expressed or not.

                  SECTION 17.02. Acts of Board, Committee or Officer of Successor Corporation Valid. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

                  SECTION 17.03. Required Notices or Demands. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Company may, except as otherwise provided in Section 5.01(4), be given or served by being deposited postage prepaid in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee), as follows: to the Company, Ford Motor Company, One American Road, Dearborn, Michigan 48126, Attention: Treasurer. Any notice, direction, request or demand by the Company or by any Holder to or upon the Trustee may be given or made, for all purposes, by being deposited postage prepaid in a post office letter box in the United States addressed to the Corporate Trust Office of the Trustee. Any notice required or permitted to be mailed to a Holder by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Security Register. In any case, where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  SECTION 17.04. Indenture and Securities to be Construed in Accordance with the Laws of the State of New York. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regards to its principals of conflicts of laws.

                  SECTION 17.05. Indenture May be Executed in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

                  JPMORGAN CHASE BANK hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, FORD MOTOR COMPANY has caused this Indenture to be duly signed and acknowledged by its Chairman of the Board or its President or an Executive Vice President or a group Vice President or a Vice President or its Treasurer or its Assistant Treasurer or its Secretary or its Assistant Secretary thereunto duly authorized, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and JPMORGAN CHASE BANK has caused this Indenture to be duly signed and acknowledged by one of its Managing Directors, Vice Presidents or Assistant Vice Presidents thereunto duly authorized, and its corporate seal to be affixed hereunto, and the same to be attested by one of its Assistant Treasurers.

                                                  FORD MOTOR COMPANY



                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:



                                                  JPMORGAN CHASE BANK



                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:




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